Exhibit 10.6

INVESTOR LETTER

Communicate.com, Inc.
375 Water Street, Suite 645
Vancouver, BC
Canada, V6B 5C6

Ladies & Gentlemen:

The information contained herein is being furnished to you in order to provide assurances to you as to the availability of the exemption from registration pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and issuance to me of shares of Communicate.com, Inc. (“Communicate”) Common Stock pursuant to the Agreement and Plan of Merger, dated March 25, 2008, among Communicate, Communicate.com Delaware, Inc., Entity, Inc., the Founders and Harjeet Taggar, as Stockholder Representative (the “Agreement”). Capitalized terms not otherwise defined herein have the meanings given them in the Agreement.  The undersigned understands that (i) you will rely upon the following information for purposes of making your determination of the availability of the exemption from registration and (ii) the issuance of Communicate Common Stock to the undersigned in the Merger will not be registered under the Securities Act in reliance upon the exemption from registration provided by the Securities Act and Regulation D.  The undersigned further understands that your willingness to proceed with the Merger is specifically conditioned in part upon the receipt of this letter and the accuracy of the information set forth herein.

The undersigned represents to you that (i) the information contained herein is complete and accurate and may be relied upon by you, and (ii) the undersigned will notify you immediately of any change in any of such information.

All information furnished is for the sole use of you, your counsel, your independent accountants and your financial advisor and will be held in confidence by you and your counsel, your independent accountants and your financial advisor, except that this letter may be furnished to such parties as you deem necessary to establish compliance with federal or state securities laws.

(Attach Additional Pages if Necessary to Answer Fully Any of the Questions Below.)

1.a.	PARTNERSHIP, CORPORATION, TRUST or OTHER ENTITY

Name:  ______________________________            Telephone:  (    )

Address:  _____________________________________________________________________________________
_____________________________________________________________________________________________

Date and State of Organization (if applicable):  ____

Taxpayer Identification No. (if applicable): ____

Communications should be sent to: __________________________________________________________________
                                                                __________________________________________________________________

1.b.	INDIVIDUAL INVESTOR

Name:  ______________________________            Telephone:  (    )

b
Address:  _____________________________________________________________________________________
  _____________________________________________________________________________________

Social Security No:  _____________________________________________________________________________

Communications should be sent to: __________________________________________________________________
                                                __________________________________________________________________

2.a	If the undersigned is NOT a natural person, it is one of the following (check all that apply):

(i)
a bank (as defined in Section 3(a)(2) of the Securities Act) or any savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act) whether acting in its individual or fiduciary capacity;

Yes _________________________

(ii)	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

Yes _________________________

(iii)	an insurance company (as defined in Section 2(13) of the Securities Act);

Yes _________________________

(iv)	an investment company registered under the Investment Company Act of 1940, as amended;

Yes _________________________

(v)	a business development company (as defined in Section 2(a)(48) of the Investment Company Act);

Yes _________________________

(vi)	a Small Business Investment Company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

Yes _________________________

(vii)
a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivision for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

Yes _________________________

(viii)
an employee benefit plan within the meaning of the Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA) which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (as defined in Rule 501 under the Securities Act);

Yes _________________________

(ix)	a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (as amended);

Yes _________________________

(x)
a corporation, a non-profit organization described in section 501(c)(3) of the Internal Revenue Code of 1986, a Massachusetts or similar business trust or a partnership, not formed for the specific purpose of acquiring the Communicate Common Stock, with total assets in excess of $5,000,000;

Yes _________________________

(xi)
a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Communicate Common Stock, whose decision to approve the Merger is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Communicate Common Stock or whose purchase is directed by a bank or savings and loan or other institution as defined in (iii) below;

Yes _________________________

If “Yes”, please provide information below documenting the experience of the person directing the trust’s purchase:

________________________________________________________________

________________________________________________________________

________________________________________________________________

(xii)	an entity in which all of the equity owners are accredited investors (as defined in Rule 501 under the Securities Act);

Yes _________________________

(xiii)	a revocable trust and all of the grantors thereof are accredited investors (as defined in Rule 501 under the Securities Act).

Yes _________________________

2.b.	If the undersigned IS a natural person, the undersigned (check all that apply):

(i)
has a net worth, or joint net worth with the undersigned’s spouse, at the date of this letter, exceeding $1,000,000 (net worth for purposes of this item includes home, home furnishings and automobiles);

Yes _________________________

(ii)
had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

Yes _________________________

3.	Additional Representations, Warranties and Covenants of the Undersigned:

(i)
No Registration Under the Securities Act.  The shares of Communicate Common Stock to be issued to the undersigned in the Merger have not been registered under the Securities Act and, therefore, cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available.

(ii)
Investment Representation.  The shares of Communicate Common Stock to be issued to the undersigned in the Merger are being acquired by the undersigned in good faith solely for the undersigned’s own account, for investment and not with a view toward resale or other distribution within the meaning of the Securities Act.  Such shares will not be offered for sale, sold or otherwise transferred by the undersigned without either registration or an exemption from registration under the Securities Act.

(iii)
Evaluation of Merits and Risks.  The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s investment in the shares of Communicate Common Stock being required in the Merger.  The undersigned understands and is able to bear any economic risks associated with such investment for an indefinite period of time.  The undersigned acknowledges that Communicate has made available to the undersigned the opportunity to ask questions of the officers and management employees of Communicate about the business and financial condition of Communicate as the undersigned has requested.

[Signature pages follows.]

Very truly yours,

Partnership, Corporation, Trust or Other Entity:

______________________________ Name of Entity

Date: _________________________	By: ___________________________

Name: _________________________

Title: _________________________

Individual Investor:

Date: _________________________	_____________________________
Signature

Name: ________________________